SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 12, 2007

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-114622	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Baishi Road, Jiuzhou West Avenue, Zhuhai 519070 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	0086-756-8538908

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information under Item 3.02, below, is herein incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 3.02, below, is herein incorporated by reference.

Item 3.02  Unregistered Sales of Equity Securities.

On April 12, 2007, China Architectural Engineering, Inc. (the “Company”) closed a financing transaction under Regulation S with ABN AMRO Bank N.V. (the “Subscriber”) issuing (i) US $10,000,000 Variable Rate Convertible Bonds due 2012 (the “Bonds”) and (ii) warrants to purchase 800,000 shares of common stock of the Company expiring 2010 (the “Warrants”). The financing transaction was completed in accordance with a subscription agreement entered into by the Company and the Subscriber dated March 27, 2007, attached hereto as Exhibit 10.1.

US $10,000,000 Variable Rate Convertible Bonds

The Bonds were issued further to a trust deed between the Company and The Bank of New York, London Branch, dated April 12, 2007 (the “Trust Deed”), attached hereto as Exhibit 4.1, and are represented by the global certificate in the form as set forth in the Trust Deed. The bonds are subject to a paying and conversion agency agreement between the Company, The Bank of New York, and The Bank of New York, London Branch, attached hereto as Exhibit 4.2.

The Bonds are subscribed at a price equal to 97% of their principal amount, which is the issue price of 100% less a 3% commission to the Subscriber. The Terms and Conditions of the Bonds (the “Terms”) contained in the Trust Deed, set forth, among other thing, the following terms:

•
Each bond is convertible at the option of the holder at any time after April 12, 2008 into shares of common stock of the Company at an initial conversion price equal to the price per share at which shares are sold in the Company’s proposed initial public offering on the American Stock Exchange (“AMEX”) with minimum gross proceeds of US$2,000,000. If no initial public offering has occurred prior to conversion, the conversion price per share will be US$2.00, subject to adjustment according to the Terms of the Bonds.

•
The conversion price is subject to adjustment in certain events, including the Company’s issuance of additional shares of common stock or rights to purchase common stock at a per share or per share exercise or conversion price, respectively, at less than the applicable per share conversion price of the Bonds, reset after April 12, 2009, to a price not less than 70% of the initial conversion price.

•
If on or before April 12, 2008, (i) the Company common stock is not listed on AMEX or the New York Stock Exchange or NASDAQ or (ii) the Bonds, Warrants, and shares underlying the Bonds and Warrants are not registered with the Securities and Exchange Commission (the “SEC”), the holder of the Bonds can require the Company to redeem the Bonds at 106.09% of their principal amount. Also, at any time after April 12, 2010, the holders of the Bonds can require the Company to redeem the Bonds at 126.51% of their principal amount.

•	The Bonds bear interest from April 12, 2007 at the rate of 6% per annum for the first year after April 12, 2007 and 3% per annum thereafter, of the principal amount of the Bonds.

•	The Company is required to redeem any outstanding Bonds at 150.87% of its principal amount on April 12, 2012.

Warrants to Purchase 800,000 Shares of Common Stock

The warrant by and between the Company and the Subscriber, dated April 12, 2007 (the “Warrant Instrument”), is attached hereto as Exhibit 4.3. The Warrants are subject to the terms of a warrant agency agreement by and among the Company, The Bank of New York and The Bank of New York, London Branch, dated April 12, 2007 (the “Warrant Agency Agreement”), attached here to as Exhibit 4.4, and are in registered form and represented by a global certificate in a form as set forth in the Warrant Instrument.

Pursuant to the terms and conditions of the Warrant Instrument and Warrant Agency Agreement, the Warrants vested on April 12, 2007 and will terminate on April 12, 2010. The Company has agreed to list the Warrants on AMEX, or any alternative stock exchange by April 12, 2008. In addition, the Company has agreed to register the shares of common stock underlying the Warrants with the SEC on or prior to October 12, 2008 and will keep the registration effective until 30 days after the Warrants terminate.

The securities were offered and sold to the Subscriber in reliance upon exemption from registration pursuant to Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). We complied with the conditions of Rule 903 as promulgated under the Securities Act as follows: Subscriber is a non-U.S. resident and has not offered or sold their shares in accordance with the provisions of Regulation S, an appropriate legend was affixed to the stock certificate issued in accordance with Regulation S, Subscriber has represented that it was not acquiring the securities for the account or benefit of a U.S. person, agreed to resell the securities only in accordance with the provisions of Regulation S, pursuant to a registration statement under the Securities Act or pursuant to an available exemption from registration and agreed not to engage in hedging transactions with regard to the securities unless in compliance with the Securities Act. The Company will refuse to register any transfer of the shares not made in accordance with Regulation S, after registration or under an exemption.

Registration Rights

On April, 12, 2007 the Company and the Subscriber also entered into a registration rights agreement, attached hereto as Exhibit 4.5, pursuant to which the Company agreed to register the Bonds and Warrants, and the shares of common stock underlying the Bonds and Warrants (the “Registrable Securities”). The Company will prepare and file with the SEC, no later than 30 days after April 12, 2007, an amendment to the Registration Statement on Form S-1 (Reg. No. 333-138603) currently on file with the SEC (the “Registration Statement”) to cover the resale of the Registrable Securities and, as promptly as possible, cause that Registration Statement, as amended, to become effective. In addition, the Company agreed to list all Registrable Securities covered by the Registration Statement on each securities exchange on which similar securities issued by the Company are then listed.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Trust Deed, dated April 12, 2007 between China Architectural Engineering, Inc. and The Bank of New York, London Branch.
4.2	Paying and Conversion Agreement, dated April 12, 2007 among China Architectural Engineering, Inc., The Bank of New York, and The Bank of New York, London Branch.
4.3	The Warrant Instrument, dated April 12, 2007 between China Architectural Engineering, Inc. and ABN Amro Bank N.V.
4.4	Warrant Agency Agreement, dated April 12, 2007 among Company, The Bank of New York and The Bank of New York, London Branch.
4.5	Registration Rights Agreement, dated April 12, 2007 between China Architectural Engineering, Inc. and ABN Amro Bank N.V.
10.1	Subscription Agreement dated March 27, 2007 between China Architectural Engineering, Inc. and ABN Amro Bank N.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2007	CHINA ARCHITECTURAL ENGINEERING, INC.

By: /s/ Luo Ken Yi
Name: Luo Ken Yi
Title: Chief Executive Officer, Chief Operating Officer and Chairman of the Board

Exhibit Index

Exhibit Number	Description
4.1	Trust Deed, dated April 12, 2007 between China Architectural Engineering, Inc. and The Bank of New York, London Branch.
4.2	Paying and Conversion Agreement, dated April 12, 2007 among China Architectural Engineering, Inc., The Bank of New York, and The Bank of New York, London Branch.
4.3	The Warrant Instrument, dated April 12, 2007 between China Architectural Engineering, Inc. and ABN Amro Bank N.V.
4.4	Warrant Agency Agreement, dated April 12, 2007 among Company, The Bank of New York and The Bank of New York, London Branch.
4.5	Registration Rights Agreement, dated April 12, 2007 between China Architectural Engineering, Inc. and ABN Amro Bank N.V.
10.1	Subscription Agreement dated March 27, 2007 between China Architectural Engineering, Inc. and ABN Amro Bank N.V.